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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 17, 2000



                           METRETEK TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        DELAWARE                     0-19793                    84-11698358
----------------------------  -----------------------       -------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
of incorporation)                                           Identification No.)



                1675 BROADWAY, SUITE 2150, DENVER, COLORADO 80202
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 17, 2000, MERC Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of PowerSpring, Inc. ("PowerSpring"), a Delaware corporation, merged with and into Mercator Energy Incorporated ("Mercator"), a Colorado corporation, with Mercator as the surviving corporation (the "Merger"). Prior to the Merger, PowerSpring was a wholly-owned subsidiary of Metretek Technologies, Inc. ("Metretek"), a Delaware corporation. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of March 17, 2000 (the "Merger Agreement"), by and among PowerSpring, Merger Sub, Mercator and John A. Harpole. As a result of the Merger, Mercator became a wholly-owned subsidiary of PowerSpring, and PowerSpring became an 87.5% owned subsidiary of Metretek.

         Mercator is a Denver-based natural gas services and brokerage company that acts as an independent broker-agent for both producers and consumers of natural gas. The purpose of the acquisition was for PowerSpring to acquire expertise in the area of energy procurement, which is an important element in Metretek's Internet business strategy.

         The consideration paid by PowerSpring to Mr. Harpole in connection with the Merger consisted of:

     - the issuance by PowerSpring of 2,500,000 newly issued shares of its common stock, par value $.01 per share (the "PowerSpring Common Stock"), constituting 12.5% of the PowerSpring Common Stock outstanding immediately after the Merger;

     -    $408,333 in cash; and

     - a $741,666 Non-Negotiable Promissory Note (the "Promissory Note"), which is secured by a general security interest in the assets of PowerSpring granted pursuant to a Security Agreement, dated March 17, 2000 (the "Security Agreement"), between PowerSpring and Mr. Harpole.

         PowerSpring also entered into a two-year Employment Agreement (the "Employment Agreement") with Mr. Harpole. Mr. Harpole will serve as the Executive Vice President, Chief Operating Officer and a director of PowerSpring. Under the Employment Agreement, Mr. Harpole will receive a $175,000 annual salary, an option to purchase 60,000 shares of common stock, par value $.01 per share, of Metretek, exercisable at $17.88 per share, and an option to purchase 200,000 shares of PowerSpring Common Stock, exercisable at $0.30 per share. Mr. Harpole has agreed not to compete with the business of PowerSpring for one year after the termination of his employment.

         In September 1999, TotalPlan, Inc. ("TotalPlan"), a Delaware corporation and wholly-owned subsidiary of Metretek which merged into PowerSpring on March 16, 2000, entered into a Consulting and Joint Venture Agreement with Mercator, pursuant to which Mercator provided energy procurement services to TotalPlan on a consulting basis. In connection with the acquisition of Mercator, the Consulting and Joint Venture Agreement, and a related Stock Option Agreement granting Mercator the right to acquire up to 25% of the outstanding capital stock of TotalPlan, were terminated.

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         PowerSpring, Metretek and Mr. Harpole entered into a Stockholders
Agreement, dated as of March 17, 2000 ("Stockholders Agreement"), that addresses certain rights related to Mr. Harpole's PowerSpring Common Stock, including a right of first refusal held by Metretek for any sale of PowerSpring Common Stock by Mr. Harpole, co-sale rights and similar rights upon PowerSpring transactions, registration rights, and the right for Mr. Harpole to put his shares of PowerSpring Common Stock back to PowerSpring at an appraised value for cash payable over three years if PowerSpring has not completed an initial public offering and has not sold its business within two years.

         The inclusion of the information set forth above under this Item 2 does not constitute an admission that the acquisition described in Item 2 involved a "significant amount of assets" within the meaning of this Item 2, or that any financial statements or pro forma financial information are required pursuant to
Item 7 of this Current Report on Form 8-K.

         The foregoing description of the Merger and of the related transactions is qualified in its entirety by reference to the Merger Agreement, the Employment Agreement, the Promissory Note, the Security Agreement and the Stockholders Agreement, which are attached as exhibits to Metretek's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Pursuant to Items 7(a)(4) and Item 7(b)(2), any financial statements and pro forma financial information with respect to the acquired business required by Items 7(a) and 7(b) will be filed by amendment within 60 days after the date this Current Report on Form 8-K is filed.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  See note under Item 7(a) above.

         (c)      EXHIBITS

                    2.1 Agreement and Plan of Merger, dated as of March 17, 2000, by and among PowerSpring, Inc., MERC Acquisition Corp., Mercator Energy Incorporated and John A. Harpole. (Incorporated by reference to Exhibit 2.3 to Metretek's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.)

                    10.1 Promissory Note, dated March 17, 2000, made by
                         PowerSpring, Inc. to John A. Harpole. (Incorporated by reference to Exhibit 10.19 to Metretek's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.)

                    10.2 Security Agreement, dated as of March 17, 2000, by and between PowerSpring, Inc. and John A. Harpole. (Incorporated by reference to Exhibit 10.20 to Metretek's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.)

                    10.3 Employment Agreement, dated as of March 17, 2000, by
                         and between PowerSpring, Inc. and John A. Harpole. (Incorporated by reference to Exhibit

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                         10.17 to Metretek's Annual Report on Form 10-KSB for
                         the fiscal year ended December 31, 1999.)

                    10.4 Stockholders Agreement, dated as of March 17, 2000, by and among Metretek Technologies, Inc., PowerSpring, Inc. and John A. Harpole. (Incorporated by reference to
                         Exhibit 10.18 to Metretek's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.)

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METRETEK TECHNOLOGIES, INC.



                                        By:/s/W. Phillip Marcum
                                           -------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer


Dated:   April 3, 2000


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                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                              DATED MARCH 17, 2000

                                  EXHIBIT INDEX


         EXHIBIT NO.                DESCRIPTION

            2.1                     Agreement  and Plan of  Merger,  dated  as of March  17,  2000,  by and  among
                                    PowerSpring,  Inc., MERC Acquisition Corp.,  Mercator Energy  Incorporated and
                                    John A.  Harpole.  (Incorporated  by  reference  to Exhibit 2.3 to  Metretek's
                                    Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999).

           10.1                     Promissory  Note,  dated March 17, 2000, made by PowerSpring,  Inc. to John A.
                                    Harpole.  (Incorporated  by reference to Exhibit  10.19 to  Metretek's  Annual
                                    Report on Form 10-KSB for the fiscal year ended December 31, 1999).

           10.2                     Security  Agreement,  dated as of March 17, 2000, by and between  PowerSpring,
                                    Inc. and John A.  Harpole.  (Incorporated  by  reference  to Exhibit  10.20 to
                                    Metretek's   Annual   Report  on  Form   10-KSB  for  the  fiscal  year  ended
                                    December 31, 1999).

           10.3                     Employment Agreement,  dated as of March 17, 2000, by and between PowerSpring,
                                    Inc. and John A.  Harpole.  (Incorporated  by  reference  to Exhibit  10.17 to
                                    Metretek's  Annual  Report on Form 10-KSB for the fiscal  year ended  December
                                    31, 1999).

           10.4                     Stockholders  Agreement,  dated as of March 17,  2000,  by and among  Metretek
                                    Technologies,  Inc., PowerSpring,  Inc. and John A. Harpole.  (Incorporated by
                                    reference to Exhibit 10.18 to Metretek's  Annual Report on Form 10-KSB for the
                                    fiscal year ended December 31, 1999).


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